EXHIBIT 32.1


          CERTIFICATION PURSUANT TO SECTION 906 OF THIS SARBANES-OXLEY
                                  ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     Bruce D. Hertzke, Chief Executive Officer and President, certifies that pursuant to 18 U.S.C. ss.1350 as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

          (a) This Quarterly Report on Form 10-Q ("periodic report") of Winnebago Industries, Inc. (the "issuer"), for the quarter ended November 29, 2003 as filed with the Securities and Exchange Commission on the date of this certificate, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          (b) the information contained in this periodic report fairly represents, in all material respects, the financial condition and results of operations of the issuer.


Date: December 30, 2003


                                             By: /s/ Bruce D. Hertzke
                                                 -------------------------------
                                                 Bruce D. Hertzke
                                                 Chief Executive Officer
                                                   and President